SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2005




                              BOOKS-A-MILLION, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)




      DELAWARE                         0-20664                    63-0798460
--------------------                   -------                    ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

 402 Industrial Lane, Birmingham, Alabama                  35211
 ----------------------------------------                 --------

(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (205) 942-3737
                                                           --------------


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Item 8.01.  Other Events.

Books-A-Million, Inc. announced that its Board of Directors has approved its quarterly dividend at $0.05 per share. The dividend is payable on June 29, 2005 for shareholders of record at the close of business on June 15, 2005. The Company will pay quarterly cash dividends in the future subject to Board approval. A copy of the press release announcing this dividend is attached hereto as exhibit 99.1 and it is incorporated by reference herein.


Item 9.01.  Financial Statements and Exhibits.

                  (c)      Exhibits




     Exhibit No.                                       Description
     -----------                                       -----------

      99.1                                   Press Release Dated June 1, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2005                                       BOOKS-A-MILLION, INC.


                                                   By:/s/ Richard S. Wallington
                                                        Richard S. Wallington
                                                       Chief Financial Officer




                                  EXHIBIT INDEX


     Exhibit No.                                       Description
     -----------                                       -----------

      99.1                                  Press Release Dated June 1, 2005